                                                                EXHIBIT 10.4

                           ASBURY AUTOMOTIVE GROUP L.L.C.


                              FORM OF FOURTH AMENDED AND RESTATED LIMITED
                         LIABILITY COMPANY AGREEMENT (this "Agreement") dated as
                         of [     ],  2002, of ASBURY AUTOMOTIVE GROUP L.L.C., a
                         Delaware limited liability company (the "Company"), adopted by Asbury Automotive Group, Inc., a Delaware corporation ("AAG"), and ASBURY AUTOMOTIVE GROUP HOLDINGS, INC., a Delaware corporation ("Sub"), as the members.


                              PRELIMINARY STATEMENT

                  WHEREAS Asbury Villanova IV L.L.C., a Delaware limited liability company, caused the Company to be formed under the Delaware Limited Liability Company Act (6 DEL. C. ss. 18-101, ET SEQ., as amended from time to time (the "Delaware Act")) by filing with the Secretary of State of the State of Delaware on May 15, 1998, the certificate of formation of the Company and by entering into the original limited liability company agreement, dated as of May 15, 1998, of the Company, which agreement was amended and restated in its entirety pursuant to the First Amended and Restated Limited Liability Company Agreement dated as of December 4, 1998, the Second Amended and Restated Limited Liability Company Agreement dated as of March 18, 1999 and the Third Amended and Restated Limited Liability Company Agreement dated as of February 1, 2000 (the "Previous Agreement");

                  WHEREAS, pursuant to Article VIII of the Previous Agreement, Asbury Automotive Holdings L.L.C., a Delaware limited liability company ("AAH") has the right to cause an IPO (as defined in the Previous Agreement), and in connection with the IPO, AAH and the Previous Members (as defined below) have entered into the Transfer and Exchange Agreement dated as of March 1, 2002 (the "Transfer and Exchange Agreement"), among AAG, AAH and the Previous Members;

                  WHEREAS in connection with the Transfer and Exchange (as defined in the Transfer and Exchange Agreement) effected by the Transfer and Exchange Agreement, all of the members of the Company under the Previous Agreement (such members, the "Previous Members") transferred their membership interests in the Company to AAG and Sub, as

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                                                                           2

described in the Transfer and Exchange Agreement, in exchange for shares of common stock, par value $0.01 per share, of AAG. As a result of the Transfer and Exchange, there are no members of the Company (the "Members") other than AAG and Sub, accordingly, AAG and Sub are the Members of the Company;

                  WHEREAS, pursuant to Section 8.05 of the Previous Agreement, AAH holds a power of attorney and irrevocable proxy from each of the Previous Members to enter into this Agreement on their behalf; and

                  WHEREAS as the Previous Members, AAG and Sub desire to amend and restate the Previous Agreement.

                  Accordingly, AAG and Sub hereby adopt the following as the "Limited Liability Company Agreement" of the Company within the meaning of the Delaware Act:


                                    ARTICLE I

                               GENERAL PROVISIONS

                  SECTION 1.01. NAME. The name of the Company is "Asbury Automotive Group L.L.C.".

                  SECTION 1.02. PURPOSE. The purpose of the Company is to engage in any lawful act or activity for which a limited liability company may be organized under the Delaware Act.

                  SECTION 1.03. REGISTERED OFFICE. The registered office of the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

                  SECTION 1.04. REGISTERED AGENT. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

                  SECTION 1.05. MEMBERS. The name and the address of the Members are as follows:

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                                                                           3


                  Asbury Automotive Group, Inc.
                  3 Landmark Square
                  Suite 500
                  Stamford, CT  06901
                  Attention: General Counsel
                  Telephone: (203) 356-4400
                  Telecopy:  (203) 356-4450

                  Asbury Automotive Group Holdings, Inc.
                  c/o Asbury Automotive Group, Inc.
                  3 Landmark Square
                  Suite 500
                  Stamford, CT  06901
                  Attention: General Counsel
                  Telephone: (203) 356-4400
                  Telecopy:  (203) 356-4450

                  SECTION 1.06. PREVIOUS WITHDRAWAL. Each Previous Member of the Company under the Previous Agreement hereby withdraws as a Member upon and as of the occurrence of the Transfer and Exchange pursuant (and as defined in) to the Transfer and Exchange Agreement.


                               ARTICLE II

                               MANAGEMENT

                  SECTION 2.01. MANAGEMENT. (a) Subject to Section 2.01(b), the business and affairs of the Company shall be managed solely by AAG, who shall have the exclusive power and authority, on behalf of the Company, to take any action of any kind not inconsistent with the express provisions of this Agreement and to do anything and everything it deems necessary or appropriate to carry on the business and purposes of the Company. AAG is, to the extent of its rights and powers set forth in this Agreement, an agent of the Company for the purpose of the Company's business, and its actions taken in accordance with such rights and powers shall bind the Company. AAG shall exercise its authority as such in its capacity as a Member.

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                                                                           4


The Company shall not have any "managers" within the meaning of the Delaware
Act.

                  (b) AAG may adopt, amend and revoke regulations of the Company (the "Regulations") setting forth such matters concerning the management of the Company and not inconsistent with the express provisions of this Agreement as may be determined from time to time by AAG. Such Regulations (including any amendment or revocation thereof) shall be in writing and shall be executed by AAG. AAG may assign to any person such powers, duties and titles as AAG may from time to time determine and set forth in the Regulations.

                  SECTION 2.02. DISSOLUTION. The Company shall be dissolved and its affairs shall be wound up only upon the decision of AAG to dissolve the Company.

                  SECTION 2.03. LIQUIDATION. Upon a dissolution pursuant to
Section 2.02, the Company business and Company assets shall be liquidated in an orderly manner. AAG shall be the liquidator to wind up the affairs of the Company pursuant to this Agreement. In performing its duties, the liquidator is authorized to sell, distribute, exchange or otherwise dispose of Company assets in accordance with the Delaware Act in any reasonable manner that the liquidator shall determine to be in the best interest of the Members.


                                   ARTICLE III

                              CAPITAL CONTRIBUTIONS

                  SECTION 3.01. PERCENTAGE INTERESTS. The percentage interests of the Members of the Company are as follows:

                                         PERCENTAGE
 MEMBER                                   INTEREST

Asbury Automotive
Group, Inc.                                90%

Asbury Automotive
Group Holdings, Inc.                       10%

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                                                                           5


                  SECTION 3.02. CAPITAL CONTRIBUTIONS. The Members shall have no obligation to make any capital contribution to the Company after the date hereof, but may do so from time to time.

                  SECTION 3.03. TAX MATTERS. The Company shall be treated as a partnership for U.S. federal income tax purposes. The Company shall maintain a capital account for each Member in accordance with Treasury Regulation Section 1.704-1(b). The Company's taxable income and tax losses shall be allocated PRO RATA based on Percentage Interests. AAG shall act as the "tax matters partner" within the meaning of Section 6231(a)(7) of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE IV

                              TRANSFER OF INTERESTS

                  SECTION 4.01. DISTRIBUTIONS. (a) Distributions shall be made at the times and in the aggregate amounts determined by AAG.

                  (b) Notwithstanding anything in this Agreement to the contrary, the provisions of the Previous Agreement necessary to administer the Company's outstanding accounting and tax matters (including Section 6.01(c) of the Previous Agreement)_with respect to periods prior to the effectiveness of the IPO (as defined in the Previous Agreement) shall survive the amendment and restatement of the Previous Agreement and shall remain in effect following effectiveness of the IPO solely for such purpose.

                  SECTION 4.02. RESTRICTIONS ON TRANSFER. Any Member shall have the right to sell, assign, dispose of, or otherwise transfer, pledge or encumber, all or any part of its membership interest or economic interest in the Company.

                  SECTION 4.03. ADMISSION OF ADDITIONAL OR SUBSTITUTE MEMBERS. No substitute or additional Members

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                                                                           6

shall be admitted to the Company without the written approval of AAG, acting in its sole discretion.

                                    ARTICLE V

                                  MISCELLANEOUS

                  SECTION 5.01. LIABILITY OF MEMBERS. Except as may be otherwise provided by the Delaware Act or herein, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member. No Member shall be liable to make up any deficit in its capital account. This Section 5.01 shall survive any termination of this Agreement and the dissolution of the Company.

                  SECTION 5.02. SCOPE OF PERMITTED INDEMNIFICATION. (a) GENERAL RULE. The Company will indemnify, to the fullest extent permitted by law, an indemnified representative on an after-tax basis against any liability incurred in condition with any proceeding in which the indemnified representative may be involved as a party or otherwise by reason of the fact that such person is or was serving in an indemnified capacity, including liabilities resulting from any actual or alleged breach or neglect of duty, error, misstatement or misleading statement or act giving rise to strict or products liability; PROVIDED that no indemnity shall be payable hereunder against any liability incurred by such indemnified representative by reason of (i) fraud, wilful violation of law, gross negligence or its material breach of this Agreement or its bad faith or
(ii) the receipt by such indemnified representative from the Company of a personal benefit to which such indemnified representative is or was not legally entitled. Such an indemnity may be provided to an indemnified representative pursuant to the Regulations of the Company or pursuant to a written agreement of the Company.

                  (b) DEFINITIONS. For purposes of this Section 5.02: (i) "indemnified capacity" means any and all past, present and future service by an indemnified

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                                                                           7

representative in one or more capacities as a Member, director, officer, employee or agent of the Company, or, at the request of the Company, as a member, partner, stockholder, director, officer, employee, agent, fiduciary or trustee of another limited liability company, corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, (ii) "indemnified representative" means any and all Members, directors and officers of the Company and any other person designated as an indemnified representative by AAG as the sole Member (which may, but need not, include any person serving, at the request of the Company, as a member, stockholder, partner, director, officer, employee, agent, fiduciary or trustee of another limited liability company, corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise), (iii) "liability" means any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax or cost or expense of any nature (including attorneys' fees and disbursements) and (iv) "proceeding" means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Company, its Members or otherwise.

                  SECTION 5.03. BENEFITS OF AGREEMENT. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of any Member; PROVIDED, HOWEVER, that Sections 5.01 and 5.02 shall benefit the persons referred to therein.

                  SECTION 5.04. GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Delaware, all rights and remedies being governed by such laws without regard to principles of conflict of law. This Agreement shall be construed in accordance with Section 18-1101 of the Delaware Act.

                  SECTION 5.05. HEADINGS. The titles of Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions
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                                                                           8


of this Agreement.

                  SECTION 5.06. SEVERABILITY. Each provision of this Agreement shall be considered separable, and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

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                                                                           9


                  IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first above written.


                                            Members:

                                            ASBURY AUTOMOTIVE GROUP, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                            ASBURY AUTOMOTIVE GROUP
                                            HOLDINGS, INC.



                                            by __________________________
                                               Name:
                                               Title:


                                            Previous Members:

                                            ASBURY AUTOMOTIVE HOLDINGS L.L.C.,



                                            by __________________________
                                               Name:
                                               Title:


                                            NALLEY MANAGEMENT SERVICES, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                            NALLEY CHEVROLET, INC.



                                            by __________________________
                                               Name:
                                               Title:

                                            SPECTRUM SOUND & ACCESSORIES, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                            NALLEY MARIETTA AUTOMOBILES, INC.

                                            by __________________________
                                               Name:
                                               Title:


                                            NALLEY LUXURY IMPORTS, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                            NALLEY ATLANTA IMPORTS, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                            SPECTRUM LEASING, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                             THOMAS F. MCLARTY III
                                            by __________________________
                                               Name:
                                               Title:


                                             MARK C. MCLARTY


                                            by __________________________
                                               Name:
                                               Title:



                                             THE FRANKLIN H. MCLARTY IRREVOCABLE
                                             TRUST


                                            by __________________________
                                               Name:
                                               Title:


                                             THE CALDWELL FAMILY LIMITED
                                             PARTNERSHIP


                                            by __________________________
                                               Name:
                                               Title:


                                             RIVER RIDGE INVESTMENTS, LLC


                                            by __________________________
                                               Name:
                                               Title:


                                             THE LAURA M. HUMPHRIES IRREVOCABLE
                                             TRUST


                                            by __________________________
                                               Name:
                                               Title:

                                             THE MATTHEW B. HUMPHRIES
                                             IRREVOCABLE TRUST

                                            by __________________________
                                               Name:
                                               Title:


                                             ROB FERON


                                            by __________________________
                                               Name:
                                               Title:


                                             TODD SHORES


                                            by __________________________
                                               Name:
                                               Title:


                                             PHILLIP H. MAYFIELD


                                            by __________________________
                                               Name:
                                               Title:


                                             LUTHER COGGIN


                                            by __________________________
                                               Name:
                                               Title:


                                             TRACYE C. HAWKINS 1999 ATT TRUST


                                            by __________________________
                                               Name:
                                               Title:

                                             CHRISTY C. HAYDEN 1999 ATT TRUST


                                            by __________________________
                                               Name:
                                               Title:


                                             CINDY S. COGGIN 1999 ATT TRUST


                                            by __________________________
                                               Name:
                                               Title:


                                             RICHARD A. CARACELLO


                                            by __________________________
                                               Name:
                                               Title:


                                             KEVIN DELANEY


                                            by __________________________
                                               Name:
                                               Title:


                                             MITCHELL W. LEGLER AND HARRIETTE D.
                                             LEGLER, TENANTS BY THE ENTIRETIES


                                            by __________________________
                                               Name:
                                               Title:


                                             LINDA L. MARLETTE


                                            by __________________________
                                               Name:

                                               Title:


                                             CHARLES L. MCINTOSH


                                            by __________________________
                                               Name:
                                               Title:


                                             NANCY D. NOBLE


                                            by __________________________
                                               Name:
                                               Title:


                                             THOMAS G. ROETS, JR.


                                            by __________________________
                                               Name:
                                               Title:


                                             JOHN M. ROOKS


                                            by __________________________
                                               Name:
                                               Title:


                                             TODD F. SETH


                                            by __________________________
                                               Name:
                                               Title:



                                             CHARLIE (C.B.) TOMM AND ANITA
                                             DESAUSSURE TOMM, TENANTS BY THE
                                             ENTIRETIES
                                            by __________________________
                                               Name:
                                               Title:


                                             STEPHEN M. SILVERIO


                                            by __________________________
                                               Name:
                                               Title:


                                             CNC AUTOMOTIVE, LLC


                                            by __________________________
                                               Name:
                                               Title:


                                             DEALER GROUP LLC


                                            by __________________________
                                               Name:
                                               Title:


                                             JOHN R. CAPPS


                                            by __________________________
                                               Name:
                                               Title:


                                             J.I.W. ENTERPRISES, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                             DMCD AUTOS IRVING, INC.

                                            by __________________________
                                               Name:
                                               Title:


                                             DMCD AUTOS HOUSTON, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                             JAMES TORDA

                                            by __________________________
                                               Name:
                                               Title:


                                             DAVE WEGNER


                                            by __________________________
                                               Name:
                                               Title:


                                             CHILDS & ASSOCIATES INC.


                                            by __________________________
                                               Name:
                                               Title:


                                             BUDDY HUTCHINSON CARS, INC.


                                            by __________________________
                                               Name:
                                               Title:


                                             JEFF KING
                                            by __________________________
                                               Name:
                                               Title:


                                             ROBERT E. GRAY


                                            by __________________________
                                               Name:
                                               Title:



                                             NOEL DANIELS


                                            by __________________________
                                               Name:
                                               Title:


                                             STEVEN INZINNA


                                            by __________________________
                                               Name:
                                               Title:


                                             JOSEPH UMBRIANO


                                            by __________________________
                                               Name:
                                               Title:


                                             PAULA TABAR


                                            by __________________________
                                               Name:
                                               Title:


                                             GIBSON FAMILY PARTNERSHIP, L.P.


                                            by __________________________
                                               Name:
                                               Title:

                                             ROBERT DENNIS


                                            by __________________________
                                               Name:
                                               Title:


                                             THOMAS G. MCCOLLUM


                                            by __________________________
                                               Name:
                                               Title:



                                             AND EACH OTHER MEMBER OF THE
                                             COMPANY

                                             by  ASBURY AUTOMOTIVE HOLDINGS
                                                 L.L.C., as attorney-in-fact for
                                                 the other Members pursuant to
                                                 the Powers of Attorney granted
                                                 pursuant to Section 8.05 of the
                                                 AAG LLC Agreement.


                                            by __________________________
                                               Name:
                                               Title: